Q4 2021 & Annual Earnings Slides February 16, 2022

2 Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are based on management’s current expectations, are not guarantees of future performance and are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those uncertainties regarding the impact of the COVID-19 pandemic on our business and the economy generally, and those other matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

3 Fourth Quarter Summary ❑ KAR Financial Performance o Consolidated revenue of $549.4M ($454.8M excluding purchased vehicles) o Gross profit of $226.2M was 49.7% of net revenue1 o SG&A of $134.8 o Adjusted EBITDA of $97.9M o Cash flow from operations $60.6M o Operating adjusted EPS of $0.11 – includes $9.3M reduction in unrealized gains on investment securities or $0.04 per share ❑ ADESA Financial Performance o 543K vehicles sold, a decrease of 20% over the prior year o 53% of vehicles sold were off-premise o $297 gross profit per unit sold o SG&A of $125.7M resulted in $231 per vehicle sold ❑ AFC Financial Performance o 342K loan transaction units o $232 revenue per loan transaction, an increase of 25% over the prior year ❑ Digital Dealer-to-Dealer o Total KAR - 141K vehicles sold in Q4 2021, an increase of 72% over the prior year, or 20%, when including CARWAVE and BacklotCars volumes in both years o ADESA North America - 131K vehicles sold in Q4 2021, an increase of 81% over the prior year, or 22%, when including CARWAVE and BacklotCars volumes in both years 1 Exclusive of depreciation and amortization

4 F o u r t h Q u a r t e r & Y e a r - t o - D a t e R e s u l t s

5 KAR 2021 Highlights* ($ in millions, except per share amounts) KAR Q4 2021 Q4 2020 YTD 2021 YTD 2020 Total operating revenues $549.4 $529.6 $2,251.6 $2,187.7 Gross profit** $226.2 $204.2 $951.7 $902.9 % of revenue** 41.2% 38.6% 42.3% 41.3% SG&A $134.8 $139.7 $558.1 $545.4 Other (income) expense, net $4.6 $3.9 ($17.5) $2.1 EBITDA $86.5 $60.4 $410.2 $324.0 Adjusted EBITDA $97.9 $67.5 $434.2 $375.3 Net income (loss) $5.1 ($17.1) $66.5 $0.5 Net income (loss) per share – diluted ($0.04) ($0.21) $0.16 ($0.16) Weighted average diluted shares 121.0 129.6 123.6 129.3 Operating adjusted net income (loss) per share – diluted $0.11 ($0.01) $0.81 $0.51 Weighted average diluted shares – including assumed conversion of preferred shares 156.1 161.8 157.2 147.0 Dividends declared per common share $-- $-- $-- $0.19 Effective tax rate 40.7% 16.6% 34.5% 90.7% Capital expenditures $31.2 $27.1 $108.5 $101.4 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the period ended December 31, 2021. ** Exclusive of depreciation and amortization

6 ADESA 2021 Highlights* ($ in millions, except RPU) ADESA Q4 2021 Q4 2020 YTD 2021 YTD 2020 Auction fees $207.4 $207.0 $877.8 $887.7 Service revenue $168.2 $173.5 $707.2 $737.4 Purchased vehicle sales $94.6 $83.7 $377.4 $295.0 Total ADESA Revenue $470.2 $464.2 $1,962.4 $1,920.1 Gross profit** $161.4 $155.8 $717.9 $714.4 % of revenue, excluding purchased vehicles** 43.0% 40.9% 45.3% 44.0% SG&A $125.7 $130.6 $522.9 $508.8 Other (income) expense, net $0.1 $3.9 ($0.5) $2.2 EBITDA $35.3 $21.1 $194.6 $172.1 Adjusted EBITDA $45.3 $33.5 $248.3 $247.6 % of revenue 9.6% 7.2% 12.7% 12.9% Commercial vehicles sold 266,000 474,000 1,503,000 2,265,000 Dealer consignment vehicles sold 277,000 207,000 1,090,000 797,000 Total vehicles sold 543,000 681,000 2,593,000 3,062,000 Auction fees per vehicle sold $382 $304 $339 $290 Gross profit per vehicle sold** $297 $229 $277 $233 On-premise mix 47% 48% 47% 49% Off-premise mix 53% 52% 53% 51% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the period ended December 31, 2021. ** Exclusive of depreciation and amortization

7 AFC 2021 Highlights* * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the period ended December 31, 2021. ** Exclusive of depreciation and amortization *** Excludes Warranty contract revenue in 2020 ($ in millions, except for revenue per loan transaction) AFC Q4 2021 Q4 2020 YTD 2021 YTD 2020 Interest and fee income $76.1 $61.4 $284.1 $266.1 Other revenue $2.2 $1.9 $8.6 $8.7 Net recovery (provision) for credit losses $0.9 ($2.7) ($3.5) ($38.6) Warranty contract revenue $-- $4.8 $-- $31.4 Total AFC revenue $79.2 $65.4 $289.2 $267.6 Gross profit** $64.8 $48.4 $233.8 $188.5 % of revenue** 81.8% 74.0% 80.8% 70.4% SG&A $9.1 $9.1 $35.2 $36.6 Other (income) expense, net $4.5 $-- ($17.0) ($0.1) EBITDA $51.2 $39.3 $215.6 $151.9 Adjusted EBITDA $52.6 $34.0 $185.9 $127.7 Loan transactions 342,000 327,000 1,421,000 1,519,000 Revenue per loan transaction*** $232 $186 $204 $156 Provision for credit losses % of finance receivables (0.2%) 0.6% 0.2% 2.1% Managed receivables $2,529.0 $1,911.0 $2,529.0 $1,911.0 Obligations collateralized by finance receivables $1,692.3 $1,261.2 $1,692.3 $1,261.2

8 December 31, 2021 Leverage (US$ in millions) Corporate Credit Ratings: S&P B, Moodys B2 * As defined in the Credit Agreement Balance Maturity Term Loan B-6 (Adjusted LIBOR + 2.25%) $929 2026 Revolving Credit Facility (Adjusted LIBOR + 1.75%) - 2024 Senior Notes (Fixed 5.125%) 950 2025 Finance Leases & Other 18 Total 1,897 Less: Available Cash* (175) Net Debt $1,722 Senior Secured Net Leverage Ratio 1.8 Total Net Debt Ratio 3.97

9 H I S T O R I C A L D A TA

10 ADESA Revenue 2021 4Q21 3Q21 2Q21 1Q21 2020 4Q20 3Q20 2Q20 1Q20 Auction Fees $877.8 $207.4 $198.2 $236.7 $235.5 $887.7 $207.0 $247.6 $177.8 $255.3 Service Revenue $707.2 $168.2 $169.2 $182.2 $187.6 $737.4 $173.5 $192.9 $134.8 $236.2 Purchased Vehicle Sales $377.4 $94.6 $92.2 $97.9 $92.7 $295.0 $83.7 $86.2 $49.6 $75.5 Total ADESA Revenue $1,962.4 $470.2 $459.6 $516.8 $515.8 $1,920.1 $464.2 $526.7 $362.2 $567.0 Gross Profit $717.9 $161.4 $160.3 $197.3 $198.9 $714.4 $155.8 $217.3 $145.0 $196.3 Gross Profit % 36.6% 34.3% 34.9% 38.2% 38.6% 37.2% 33.6% 41.3% 40.0% 34.6% Gross Profit %, Net of Purchased Vehicle Sales 45.3% 43.0% 43.6% 47.1% 47.0% 44.0% 40.9% 49.3% 46.4% 39.9%

11 ADESA Metrics - Annual 1 Includes purchased vehicle sales 2 Includes vehicles sold by BacklotCars & CARWAVE pre-acquisition 3 Excludes vehicles sold by BacklotCars & CARWAVE pre-acquisition (TradeRev only) 4 Includes vehicles sold by CARWAVE pre-acquisition 2021 2020 2019 2018 2017 Revenue1 $1,962.4 $1,920.1 $2,429.0 $2,101.9 $1,937.5 Commercial vehicles sold 1,503 2,265 2,726 2,446 2,148 Dealer consignment vehicles sold 1,090 797 1,058 1,026 1,032 Total vehicles sold 2,593 3,062 3,784 3,472 3,180 Auction fees per vehicle sold $339 $290 $295 $302 $311 Gross profit per vehicle sold $277 $233 $240 $251 $256 Gross profit percentage1 36.6% 37.2% 37.4% 41.4% 42.0% Gross profit percentage, excluding purchased vehicles 45.3% 44.0% 42.6% 43.9% 43.8% On-premise mix 47% 49% 56% 61% 69% Off-premise mix 53% 51% 44% 39% 31% Dealer-to-dealer vehicles sold (N.A.) 5504 3982 2582 1173 193 Gross auction proceeds ($B) $41.8 $44.7 na na na

12 ADESA Metrics - Quarter 1 Includes purchased vehicle sales 2 Includes vehicles sold by BacklotCars & CARWAVE pre-acquisition 3 Includes vehicles sold by CARWAVE pre-acquisition 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 Revenue1 $470.2 $459.6 $516.8 $515.8 $464.2 $526.7 $362.2 $567.0 Commercial vehicles sold 266 312 420 505 474 642 511 638 Dealer consignment vehicles sold 277 274 291 248 207 229 137 224 Total vehicles sold 543 586 711 753 681 871 648 862 Auction fees per vehicle sold $382 $338 $333 $313 $304 $284 $274 $296 Gross profit per vehicle sold $297 $274 $277 $264 $229 $249 $224 $228 Gross profit percentage1 34.3% 34.9% 38.2% 38.6% 33.6% 41.3% 40.0% 34.6% Gross profit percentage, excluding purchased vehicles 43.0% 43.6% 47.1% 47.0% 40.9% 49.3% 46.4% 39.9% On-premise mix 47% 49% 47% 46% 48% 46% 48% 54% Off-premise mix 53% 51% 53% 54% 52% 54% 52% 46% Dealer-to-dealer vehicles sold (N.A.) 1353 1433 1473 1253 1112 1242 932 702 Gross auction proceeds ($B) $9.3 $9.2 $11.7 $11.6 $10.0 $13.4 $9.6 $11.7

13 AFC Metrics - Annual 2021 2020 2019 2018 2017 Revenue $289.2 $267.6 $352.9 $340.9 $301.3 Loan Transaction Units (LTU) 1,421 1,519 1,783 1,760 1,688 Revenue per Loan Transaction, Excluding Warranty Contract Revenue $204 $156 $178 $175 $159 Ending Managed Finance Receivables $2,529.0 $1,911.0 $2,115.2 $2,014.8 $1,912.6 Ending Obligations Collateralized by Finance Receivables $1,692.3 $1,261.2 $1,461.2 $1,445.3 $1,358.1 % Vehicles Purchased at Any Auction 90% 87% 84% 83% 85% Active Dealers 11,400 10,900 12,900 12,300 12,400 Vehicles per Active Dealer 14 15 16 15 15 Average Credit Line $350,000 $290,000 $270,000 $270,000 $250,000 Avg Value Outstanding per Vehicle $15,300 $11,800 $10,000 $10,200 $9,900

14 AFC Metrics - Quarter 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 Revenue $79.2 $75.6 $68.6 $65.8 $65.4 $66.9 $56.8 $78.5 Loan Transaction Units (LTU) 342 351 356 372 327 324 420 448 Revenue per Loan Transaction, Excluding Warranty Contract Revenue $232 $215 $193 $177 $186 $179 $115 $155 Ending Managed Finance Receivables $2,529.0 $2,191.7 $2,108.9 $1,984.4 $1,911.0 $1,744.8 $1,548.3 $1,954.8 Ending Obligations Collateralized by Finance Receivables $1,692.3 $1,385.7 $1,324.2 $1,239.1 $1,261.2 $1,101.0 $735.9 $1,349.9

15 AFC Provision for Credit Losses - Annual 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 Ending Managed Receivables $2,529.0 $1,911.0 $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 Average Managed Receivables $2,145.0 $1,854.8 $2,059.9 $1,959.8 $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 Provision for Credit Losses $3.5 $38.6 $35.3 $32.9 $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 % of Managed Receivables 0.2% 2.1% 1.7% 1.7% 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0%

16 AFC Provision for Credit Losses - Quarterly 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 Ending Managed Receivables $2,529.0 $2,191.7 $2,108.9 $1,984.4 $1,911.0 $1,744.8 $1,548.3 $1,954.8 Average Managed Receivables $2,360.4 $2,150.3 $2,046.7 $1,947.7 $1,827.9 $1,646.6 $1,751.6 $2,035.0 Net (Recovery) Provision for Credit Losses ($0.9) ($2.2) $1.8 $4.8 $2.7 $-- $19.0 $16.9 % of Managed Receivables (0.2%) (0.4%) 0.4% 1.0% 0.6% 0.0% 4.3% 3.3%

17 A P P E N D I X

18 Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income (loss) and operating adjusted net income (loss) per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income (loss) and net income (loss) per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income (loss) and operating adjusted net income (loss) per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

19 Q4 2021 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended December 31, 2021 ADESA AFC Consolidated Net income (loss) ($23.9) $29.0 $5.1 Add back: Income taxes (5.9) 9.4 3.5 Interest expense, net of interest income 21.5 10.5 32.0 Depreciation and amortization 43.6 2.3 45.9 Intercompany interest - - - EBITDA $35.3 $51.2 $86.5 Non-cash stock-based compensation 1.6 0.3 1.9 Acquisition related costs 2.4 - 2.4 Securitization interest - (8.3) (8.3) (Gain)/Loss on asset sales (0.8) - (0.8) Severance 1.4 0.2 1.6 Foreign currency (gains)/losses 1.1 - 1.1 Contingent consideration adjustment 4.2 - 4.2 Net change in unrealized gains on investment securities - 9.3 9.3 Other 0.1 (0.1) - Total Addbacks/(Deductions) 10.0 1.4 11.4 Adjusted EBITDA $45.3 $52.6 $97.9 Revenue $470.2 $79.2 $549.4 Adjusted EBITDA % margin 9.6% 66.4% 17.8%

20 Q4 2020 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended December 31, 2020 ADESA AFC Consolidated Net income (loss) ($38.5) $21.4 ($17.1) Add back: Income taxes (9.7) 6.3 (3.4) Interest expense, net of interest income 21.5 8.8 30.3 Depreciation and amortization 47.7 2.9 50.6 Intercompany interest 0.1 (0.1) - EBITDA $21.1 $39.3 $60.4 Non-cash stock-based compensation 2.5 0.5 3.0 Acquisition related costs 4.1 - 4.1 Securitization interest - (6.2) (6.2) Loss on asset sales 0.2 - 0.2 Severance 0.9 - 0.9 Foreign currency (gains)/losses 1.7 - 1.7 Contingent consideration adjustment 4.7 - 4.7 Other (1.7) 0.4 (1.3) Total Addbacks/ (Deductions) 12.4 (5.3) 7.1 Adjusted EBITDA $33.5 $34.0 $67.5 Revenue $464.2 $65.4 $529.6 Adjusted EBITDA % margin 7.2% 52.0% 12.7%

21 YTD 2021 Adjusted EBITDA Reconciliation ($ in millions) Year ended December 31, 2021 ADESA AFC Consolidated Net income (loss) ($58.9) $125.4 $66.5 Add back: Income taxes (6.5) 41.5 35.0 Interest expense, net of interest income 86.2 39.5 125.7 Depreciation and amortization 173.6 9.4 183.0 Intercompany interest 0.2 (0.2) - EBITDA $194.6 $215.6 $410.2 Non-cash stock-based compensation 14.5 2.2 16.7 Acquisition related costs 8.1 - 8.1 Securitization interest - (29.8) (29.8) (Gain)/Loss on asset sales (3.6) (0.8) (4.4) Severance 4.8 0.4 5.2 Foreign currency (gains)/losses 3.8 - 3.8 Contingent consideration adjustment 24.3 - 24.3 Net change in unrealized gains on investment securities - (1.4) (1.4) Other 1.8 (0.3) 1.5 Total Addbacks/(Deductions) 53.7 (29.7) 24.0 Adjusted EBITDA $248.3 $185.9 $434.2 Revenue $1,962.4 $289.2 $2,251.6 Adjusted EBITDA % margin 12.7% 64.3% 19.3%

22 YTD 2020 Adjusted EBITDA Reconciliation ($ in millions) Year ended December 31, 2020 ADESA AFC Consolidated Net income (loss) ($79.1) $79.6 $0.5 Add back: Income taxes (17.0) 21.9 4.9 Interest expense, net of interest income 88.3 39.0 127.3 Depreciation and amortization 178.8 12.5 191.3 Intercompany interest 1.1 (1.1) - EBITDA $172.1 $151.9 $324.0 Non-cash stock-based compensation 12.8 2.3 15.1 Acquisition related costs 8.8 - 8.8 Securitization interest - (27.3) (27.3) Loss on asset sales 1.3 - 1.3 Severance 11.1 0.4 11.5 Foreign currency (gains)/losses 4.9 - 4.9 Goodwill and other intangibles impairment 29.8 - 29.8 Contingent consideration adjustment 4.7 - 4.7 Other 2.1 0.4 2.5 Total Addbacks/ (Deductions) 75.5 (24.2) 51.3 Adjusted EBITDA $247.6 $127.7 $375.3 Revenue $1,920.1 $267.6 $2,187.7 Adjusted EBITDA % margin 12.9% 47.7% 17.2%

23 (1) The Series A Preferred Stock dividends and undistributed earnings allocated to participating securities have not been included in the calculation of operating adjusted net income (loss) and operating adjusted net income (loss) per diluted share. (2) For the three and twelve months ended December 31, 2021, an effective tax rate of 34.5% was applied to the acquired amortization expense and for the three and twelve months ended December 31, 2020, an effective tax rate of 30% was applied to the acquired amortization expense. There was no income tax benefit related to the contingent consideration adjustment or the goodwill and other intangibles impairment because these items were not deductible for income tax purposes. Operating Adjusted Net Income per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended December 31, Year ended December 31, 2021 2020 2021 2020 Net income (loss)(1) $5.1 ($17.1) $66.5 $0.5 Acquired amortization expense 13.0 15.3 54.6 57.7 Contingent consideration adjustment 4.2 4.7 24.3 4.7 Goodwill and other intangibles impairment - - - 29.8 Income taxes (2) (4.5) (4.6) (18.8) (17.3) Operating adjusted net income (loss) $17.8 ($1.7) $126.6 $75.4 Operating adjusted net income (loss) per share − diluted $0.11 ($0.01) $0.81 $0.51 Weighted average diluted shares 156.1 161.8 157.2 147.0